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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 11, 1997

                 MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
               (Exact name of registrant as specified in charter)

          New York                   333-11961                  25-0659306
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)

                            One Mellon Bank Center
                           Pittsburgh, PA 15258-0001

              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code - (412) 234-5000

                                 NOT APPLICABLE

         (former name or former address, if changed since last report)
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Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

Item 7.  Financial statements and exhibits

         (c)   Exhibits.

               20.     Monthly Certificateholders Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MELLON BANK PREMIUM FINANCE
                                        LOAN MASTER TRUST

                                        By:  AFCO CREDIT CORPORATION, ON BEHALF
                                             OF MELLON BANK PREMIUM FINANCE
                                             LOAN MASTER TRUST

                                        By:  ROBERT J. RATNER
Date: February 13, 1997                      Name:  Robert J. Ratner
                                             Title: General Counsel, Senior
                                                    Vice President and
                                                    Secretary
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                               INDEX TO EXHIBITS

Exhibit No.      Document Description                        Method of Filing

        20       Monthly Certificateholders                  Filed herewith
                 Statement


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